EXHIBIT 10.44

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 11, 2009, among SYMYX TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) and as L/C Issuer.

RECITALS

A.           The Borrower, the Lenders, the Administrative Agent, and Bank of America, N.A. as L/C Issuer, are party to that certain Credit Agreement dated as of September 28, 2007 (the “Credit Agreement”), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.

B.            The Borrower has requested that the Administrative Agent and the Lenders agree to certain amendments to and waivers in respect of the Credit Agreement, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement.  As used herein, “Amendment Documents” means this Amendment, the Guarantor Consent, the Credit Agreement (as amended by this Amendment), and each certificate and other document executed and delivered by the Borrower pursuant to Section 6 hereof.

2.             Interpretation.  The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, and 1.06 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

3.             Amendment to Credit Agreement.  Subject to the terms and conditions hereof, and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:

(a)           Section 7.11(a) of the Credit Agreement shall be amended by deleting “$200,000,000” and replacing it with “$93,800,000”.

4.             Waiver.

(a)           For purposes of this waiver, the “Existing Default” shall mean any Event of Default arising pursuant to Section 8.01(b) of the Credit Agreement by virtue of any breach as of December 31, 2008 in respect of Section 7.11(a).

(b)           Subject to and upon the terms and conditions hereof and with effect on the Effective Date, the Lenders hereby waive the Existing Default.

(c)           Nothing contained herein shall be deemed a waiver of (or otherwise affect the Lenders’ ability to enforce) any other default or event of default under the Credit Agreement, including (i) any default or event of default as may now or hereafter exist and arise from or otherwise be related to (but not otherwise constituting) the Existing Default (including without limitation any cross-default arising under the Credit Agreement by virtue of any matters resulting from the Existing Default), and (ii) any default or event of default arising at any time after the Effective Date and which is the same as or similar to the Existing Default.

5.             Representations and Warranties.  Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)           No Default has occurred and is continuing.

(b)           The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c)           All representations and warranties of the Borrower contained in Article V of the Credit Agreement are (i) in the case of representations and warranties that are qualified as to materiality, true and correct, and (ii) in the case of representations and warranties that are not qualified as to materiality, true and correct in all material respects, in each case on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct or true and correct in all material respects, as the case may be, as of such earlier date; provided that the representations and warranties contained in Section 5.05 shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b) of Section 6.01.

(d)           Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders or any other Person.

6.             Effective Date.

(a)           This Amendment will become effective when each of the following conditions precedent has been satisfied (the “Effective Date”):

(i)            The Administrative Agent shall have received from the Borrower and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

(ii)           The Administrative Agent shall have received from each Guarantor a guarantor consent in the form attached hereto as Annex I (the “Guarantor Consent”), signed by Responsible Officers of the applicable Guarantor.

(iii)          The Administrative Agent shall have received from the Borrower satisfactory evidence of the authorization of the execution, delivery and performance by the Borrower of this Amendment.

(iv)          The Administrative Agent shall have received from the Borrower for the account of each Lender executing this Amendment, an amendment fee in the amount of 10 b.p. (0.10%) times the Commitment amount of such Lender.

(v)           The Borrower shall have paid to the Administrative Agent all reasonable costs and expenses of counsel to the Administrative Agent to the extent invoiced prior to the Effective Date.

(vi)          The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent shall request.

(b)           For purposes of determining compliance with the conditions specified in this Section 6, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

(c)           From and after the Effective Date, the Credit Agreement is amended as set forth herein.  Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

(d)           The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

7.             Reservation of Rights.  Borrower acknowledges and agrees that neither the execution nor the delivery by the Administrative Agent and the Lenders of this Amendment, shall be deemed to create a course of dealing or otherwise obligate the Administrative Agent or the Lenders to execute similar amendments or waivers under the same or similar circumstances in the future.

8.             Miscellaneous.

(a)           This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.  No third party beneficiaries are intended in connection with this Amendment.

(b)           THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE, AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(c)           This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Transmission of signatures of any party by facsimile shall for all purposes be deemed the delivery of original, executed counterparts thereof and the Administrative Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

(d)           This Amendment, together with the other Amendment Documents and the Credit Agreement, contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Amendment supersedes all prior drafts and communications with respect thereto.  This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(e)           If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(f)           The Borrower covenants to pay to or reimburse the Administrative Agent, upon demand, for all costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

(g)           Each of this Amendment and the Guarantor Consent shall constitute a “Loan Document” under and as defined in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SYMYX TECHNOLOGIES, INC.

By:	/s/ Rex S. Jackson

Name:	Rex S. Jackson

Title:	EVP & CFO

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Thomas R. Sullivan

Name:	Thomas R. Sullivan

Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Thomas R Sullivan

Name:	Thomas R. Sullivan

Title:	Senior Vice President

ANNEX I
to Amendment to
Credit Agreement

GUARANTOR CONSENT

Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing Amendment to Credit Agreement (the “Amendment”) is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein.  Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Collateral Documents executed by the undersigned in the Administrative Agent’s and the Lenders’ favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.  This Consent may be executed in counterparts.

SYMYX TOOLS, INC., as a Guarantor

By:	/s/ Rex Jackson

Name:	Rex Jackson

Title:	President

SYMYX SOFTWARE, INC., as a Guarantor

By:	/s/ Rex Jackson

Name:	Rex Jackson

Title:	Vice President

SYMYX TECHNOLOGIES INTERNATIONAL, INC., as a Guarantor

By:	/s/ Rex Jackson

Name:	Rex Jackson

Title:	Vice President